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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                  ___________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 15, 2000


                         NEUROCRINE BIOSCIENCES, INC.
                   ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


          Delaware                     000-22705             33-0525145
----------------------------    ------------------------   -----------------
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                     Identification No.)

            10555 Science Center Drive, San Diego, California 92121
          ------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

                                (858) 658-7600
          ------------------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
                    -----------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.    Other Events.

     On December 12, 2000, the registrant announced that it had expanded its collaboration with Taisho Pharmaceutical Co., LTD., providing to Taisho the exclusive rights to develop and commercialize the registrant's altered peptide ligand product candidate for the treatment of diabetes in North America and other countries outside of Europe and Asia. The full text of the registrant's press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein. The amendment to the registrant's license agreement with Taisho is set forth in Exhibit 99.2 hereto and is incorporated in this report as if fully set forth herein. Confidential treatment has been requested as to certain portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. Confidential portions will be filed separately with the Securities an Exchange Commission.

                                       2
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         The following exhibits are filed as part of this Report:

         No.      Exhibit
         ---      -------
         99.1     Press Release dated December 12, 2000.
         99.2**   Amendment Number One dated November 30, 2000 to the License
                  Agreement dated July 21, 2000 between Taisho Pharmaceutical
                  Co., LTD. and the registrant.

** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, pursuant to an application for confidential treatment.

                                       3
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEUROCRINE BIOSCIENCES, INC.
                                               (Registrant)


                                       By: /s/ Gary A. Lyons
                                           -----------------
                                           Gary A. Lyons
                                           President and Chief Executive Officer


Date:  December 15, 2000

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                                 EXHIBIT INDEX

No.     Exhibit
---     -------

99.1    Press Release dated December 12, 2000.
99.2** Amendment Number One dated November 30, 2000 to the License Agreement dated July 21, 2000 between Taisho Pharmaceutical Co., LTD. and the registrant.

** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended, pursuant to an application for confidential treatment.

                                       5